UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR for the period ended November 30, 2017, filed with the Securities and Exchange Commission on January 26, 2018 (Accession Number 0001193125-18-020047). The sole purpose of this amendment is to correct the fund market price and fund market total return presented in the Fund Overview and Fund Performance for the ClearBridge Dividend Strategy ESG ETF within Item 1, Report to Stockholders. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2017

CLEARBRIDGE

DIVIDEND STRATEGY ESG ETF

YLDE

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Dividend Strategy ESG ETF for the period since the Fund’s inception on May 22, 2017 through November 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 29, 2017

II	ClearBridge Dividend Strategy ESG ETF

Investment commentary

The Investment Commentary covers the Fund’s initial reporting period (the Fund’s inception on May 22, 2017 through November 30, 2017).

Economic review

Economic activity in the U.S. improved during the period from the Fund’s inception on May 22, 2017 through November 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2%, as revised, for the first quarter of 2017. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s final reading for third quarter 2017 GDP growth — released after the reporting period ended — was 3.2%. Stronger growth was attributed to a number of factors, including positive contributions from private inventory investment and upturns in state and local government spending. These positive factors were partly offset by a decrease in personal consumption expenditures, nonresidential fixed investment and exports.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on November 30, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In November 2017, 23.8% of Americans looking for a job had been out of work for more than six months, versus 24.0% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

The Fed’s next rate hike occurred at its meeting that ended on March 15, 2017, as it raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, after the reporting period ended, the Fed raised rates to a range between 1.25% and 1.50%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 29, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Dividend Strategy ESG ETF	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

IV	ClearBridge Dividend Strategy ESG ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. ClearBridge Dividend Strategy ESG ETF (the “Fund”) seeks dividend income, growth of dividend income and long-term capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in dividend-paying stocks or other instruments with similar economic characteristics that offer the potential for income growth and capital appreciation over time and that meet its financial and environmental, social and governance (“ESG”) criteria. The Fund may also invest in companies that ClearBridge Investments, LLC (“ClearBridge”), the Fund’s subadviser, believes are making substantial progress toward becoming a leader in ESG policies.

Determination of a company’s ESG standards is based on ClearBridge’s proprietary research approach. ClearBridge will exercise judgment to determine ESG best practices based on its twenty-five year history of managing ESG investment strategies through an established proprietary process. ClearBridge utilizes a fundamental, bottom-up research approach that emphasizes company analysis, management and stock selection.

The ESG evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria as well as ESG considerations including innovative workplace policies, employee benefits and programs; environmental management system strength, eco-efficiency and life-cycle analysis; community involvement, strategic philanthropy and reputation management; and strong corporate governance and independence of the board. The ESG analysis is conducted by the fundamental analyst platform on a sector-specific basis, and a proprietary ESG rating is assigned to each company.

The Fund invests primarily in common stocks. Equity securities in which the Fund may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment companies (“REITs”)i and warrants and rights. The Fund may invest in equity securities of foreign issuers, either directly or through depositary receipts. The Fund may invest in companies of any size but focuses on large cap companies. We, as portfolio managers, focus on companies that we believe to be of high quality and that:

•	Pay an attractive dividend

•	Have the potential to significantly grow their dividends

•	Provide consistent and competitive risk-adjusted returns achieved by capitalizing on the convergence between a company’s investment potential and its ESG attributes

We use fundamental analysis to identify companies with strong balance sheets, dominant market positions and reasonable valuations. It is also our intention to engage and encourage management to improve in certain ESG areas identified by ClearBridge through the sector analysts’ lead engagements. We will sell a security if the issuer no longer meets its financial or ESG criteria.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The major U.S. indices posted positive returns for the reporting period since the

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	1

Fund overview (cont’d)

Fund’s inception on May 22, 2017 through November 30, 2017, as the Dow Jones Industrial Averageii and S&P 500 Indexiii gained 17.68% and 11.78%, respectively. The NASDAQ Composite Indexiv returned 12.71% during the reporting period. While tension in the Korean peninsula was elevated and the U.S. experienced two major hurricanes, the equity market’s rally was broad based, with small-cap stocks participating as Congress turned to address tax policy. The main story in the equity markets this year has been the so called FAANG stocks (Facebook, Amazon, Apple, Netflix and Google). On average, these stocks rose 15.78% during the period, driving a meaningful portion of the market’s overall return. Enthusiasm over strong earnings drove the Materials sectors to outperform, while the Financials sector benefited from increased deregulation and an environment of slowly rising interest rates.

With continued low unemployment and slow but steady economic growth, the Federal Reserve Board (the “Fed”)v raised the federal funds ratevi during the reporting period and began shrinking its $4.5 trillion balance sheet of U.S. Treasury bonds and mortgage-backed securities at a gradual but accelerating pace. Crude oil gained 13% in the period, helped by strong global demand growth and reduced production.

A dominant theme toward the end of the reporting period was the apparent synchronization of global growth, as most major markets experienced increases in gross domestic product (“GDP”)vii growth rates and flat or decreasing unemployment. In the U.S., consumer sentiment reached a decade high in October 2017, even as the duration of the current expansion extended beyond historical norms.

The U.S. economy continued to expand during the period, with U.S. GDP growth, as measured by the U.S. Department of Commerce, reaching and surpassing 3.0% during the third calendar quarter of 2017. The employment situation also improved, as the unemployment rate reached a multi-decade low of 4.1% in November 2017, despite temporary setbacks following hurricanes Harvey and Irma. Meanwhile, the Fed’s preferred measure of inflation — core personal consumption expenditures — declined over the period, with October 2017’s 1.45% rate remaining below the central bank’s long-term 2% target. The ten-year Treasury yield rose during the reporting period, from an initial 2.37% to end the reporting period at 2.42%.

Q. How did we respond to these changing market conditions?

A. The Fund takes a diversified approach across sectors with an emphasis on dividend growth rather than seeking to maximize high current yield. Our broad exposure to dividend growers promoted performance in line with expectations throughout the reporting period.

We target companies with a track record of dividend increases and the combination of financial strength and growth which should enable them to continue raising their dividend payments. These companies typically feature healthy balance sheets and consistent cash flows that provide plenty of capital to effectively operate their business and fund a growing dividend. In an environment of slowly rising interest rates, easing regulatory burdens potentially benefiting banks, and reasonable valuations, we increased our financials exposure by initiating positions in U.S. Bancorp and AFLAC Inc.,

2	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

and increasing positions in BlackRock Inc. and Bank of America Corp.

We also increased aggregate exposure to the Materials sector by initiating a position in Praxair, Inc. as we believe the company’s pending merger with The Linde Group is likely to create significant value for shareholders. In the Consumer Staples sector, we took advantage of short-term weakness in the packaged food industry to add to positions in Mondelez International, Inc. and McCormick & Co. Inc.

Performance review

For the period since ClearBridge Dividend Strategy ESG ETF’s inception on May 22, 2017 through November 30, 2017, the Fund generated a 9.68% return on a net asset value (“NAV”)viii basis and 9.64% based on its market priceix per share.

The performance table shows the Fund’s total return since the Fund’s inception on May 22, 2017 through November 30, 2017 based on its NAV and market price as of November 30, 2017. The Fund’s broad-based market index, the S&P 500 Index, returned 11.78% over the same time frame. The Lipper Equity Income Funds Category Average1 returned 8.79% for the period from May 31, 2017 through November 30, 2017. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of November 30, 2017 (unaudited)
	6 months	Total Return Since Fund Inception*
ClearBridge Dividend Strategy ESG ETF:
$27.39 (NAV)	8.38%	9.68	%**†
$27.38 (Market Price)	8.04%	9.64	%**‡
S&P 500 Index	10.89%	11.78%
Lipper Equity Income Funds Category Average [1]	8.79%	8.79	%#

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF. Market price returns shown are typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 567 funds for the six-month period in the Fund’s Lipper category.

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	3

Fund overview (cont’d)

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated May 22, 2017, the gross total annual fund operating expense ratio for the Fund was 0.59%.

* The Fund’s inception date is May 22, 2017.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, at NAV.

‡ Total return assumes the reinvestment of all distributions, at market price.

# For the six-month period May 31, 2017 through November 30, 2017.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in ten of the eleven economic sectors in which it was invested (among eleven sectors in total) during the reporting period, with the greatest contribution to returns coming from the Information Technology (“IT”) and Financials sectors. Relative to the benchmark, stock selection in the Industrials, IT and Financials sectors drove performance. In terms of sector allocation, an underweight to the Energy sector and an overweight to the Materials sector aided performance.

In terms of individual Fund holdings, leading contributors to performance for the period included BlackRock Inc., Microsoft Corp., Bank of America Corp., Texas Instruments Inc. and Mastercard Inc.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s stock selection in the Consumer Discretionary, Energy, Health Care and Materials sectors detracted the most from performance. Underweight allocations to the IT sector, overweight allocations to the Consumer Staples sector and the Fund’s cash position also hurt relative results.

In terms of individual Fund holdings, leading detractors from performance for the period included Merck & Co., Inc., Schlumberger Ltd., Time Warner Inc., Mondelez International Inc., Class A Shares and Comcast Corp. Class A Shares.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period we established new positions in Aflac Inc., McCormick & Co. Inc., Praxair Inc. and U.S. Bancorp. The Fund also received shares of DowDuPont Inc. in the Materials sector following the merger of existing holding E. I. du Pont de Nemours & Co. with The Dow Chemical Co. We also closed an existing position in Automatic Data Processing, Inc.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “YLDE” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll

4	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in ClearBridge Dividend Strategy ESG ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Hersh Cohen

Portfolio Manager

ClearBridge Investments, LLC

Mary Jane McQuillen

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

December 14, 2017

RISKS: The Fund is newly organized, with a limited history of operations. Equity securities are subject to market and price fluctuations. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. The Fund’s environmental, social and governance (“ESG”) investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, may underperform funds that are not subject to such criteria. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds screened for different ESG standards. In addition, the sub adviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics.

Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and social, political and economic uncertainties, which could result in significant market fluctuations. Securities or other assets in the Fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rule-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	5

Fund overview (cont’d)

fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2017 were: Consumer Staples (15.5%), Industrials (12.8%), Information Technology (12.3%), Financials (12.0%) and Consumer Discretionary (11.3%). The Fund’s composition may differ over time.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

viii	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

ix	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

6	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2017. The composition of the Fund’s investments is subject to change at any time.

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on June 1, 2017 and held for the six months ended November 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
8.38%	$1,000.00	$1,083.80	0.59%	$3.08	5.00%	$1,000.00	$1,022.11	0.59%	$2.99

[1]	For the six months ended November 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

Fund performance (unaudited)

Net asset value
Average annual total returns[1]
Inception* through 11/30/17	9.68	%†

Cumulative total returns[1]
Inception date of 5/22/17 through 11/30/17	9.68%

Market price
Average annual total returns[2]
Inception* through 11/30/17	9.64	%†

Cumulative total returns[2]
Inception date of 5/22/17 through 11/30/17	9.64%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. Market price returns shown are typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

†	Not annualized.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.
*	Inception date of the Fund is May 22, 2017.

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

ClearBridge Dividend Strategy ESG ETF vs S&P 500 Index† — May 22, 2017 - November 2017

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in ClearBridge Dividend Strategy ESG ETF on May 22, 2017, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2017. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The S&P 500 Index (the “Index”) is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

10	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

Schedule of investments

November 30, 2017

ClearBridge Dividend Strategy ESG ETF

Security	Shares	Value
Common Stocks — 94.4%
Consumer Discretionary — 11.3%
Hotels, Restaurants & Leisure — 1.3%
Starbucks Corp.	608	$35,155
Media — 5.6%
Comcast Corp., Class A Shares	1,408	52,856
Time Warner Inc.	544	49,782
Walt Disney Co.	494	51,781
Total Media		154,419
Specialty Retail — 3.1%
Home Depot Inc.	464	83,436
Textiles, Apparel & Luxury Goods — 1.3%
V.F. Corp.	488	35,604
Total Consumer Discretionary		308,614
Consumer Staples — 15.5%
Beverages — 1.8%
PepsiCo Inc.	424	49,405
Food & Staples Retailing — 2.0%
Sysco Corp.	958	55,305
Food Products — 5.1%
McCormick & Co. Inc., Non Voting Shares	263	26,873
Mondelez International Inc., Class A Shares	1,120	48,093
Nestle SA, ADR	758	64,741
Total Food Products		139,707
Household Products — 4.9%
Colgate-Palmolive Co.	592	42,891
Kimberly-Clark Corp.	278	33,293
Procter & Gamble Co.	662	59,573
Total Household Products		135,757
Personal Products — 1.7%
Unilever PLC, ADR	807	45,579
Total Consumer Staples		425,753
Energy — 2.0%
Energy Equipment & Services — 2.0%
Schlumberger Ltd.	873	54,868
Financials — 12.0%
Banks — 3.1%
Bank of America Corp.	2,582	72,735
U.S. Bancorp	250	13,788
Total Banks		86,523

See Notes to Financial Statements.

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	11

Schedule of investments (cont’d)

November 30, 2017

ClearBridge Dividend Strategy ESG ETF

Security	Shares	Value
Capital Markets — 4.9%
Bank of New York Mellon Corp.	957	$52,386
BlackRock Inc.	162	81,193
Total Capital Markets		133,579
Insurance — 4.0%
AFLAC Inc.	327	28,658
Brighthouse Financial Inc.	72	4,233	*
MetLife Inc.	798	42,837
Travelers Cos. Inc.	248	33,621
Total Insurance		109,349
Total Financials		329,451
Health Care — 6.9%
Health Care Providers & Services — 1.1%
UnitedHealth Group Inc.	133	30,347
Pharmaceuticals — 5.8%
Johnson & Johnson	400	55,732
Merck & Co. Inc.	988	54,607
Pfizer Inc.	1,293	46,884
Total Pharmaceuticals		157,223
Total Health Care		187,570
Industrials — 12.8%
Air Freight & Logistics — 2.3%
United Parcel Service Inc., Class B Shares	528	64,126
Commercial Services & Supplies — 2.5%
Covanta Holding Corp.	1,444	21,949
Waste Management Inc.	554	45,566
Total Commercial Services & Supplies		67,515
Electrical Equipment — 1.2%
Emerson Electric Co.	514	33,317
Industrial Conglomerates — 3.8%
3M Co.	198	48,142
Honeywell International Inc.	354	55,210
Total Industrial Conglomerates		103,352
Machinery — 1.0%
Pentair PLC	380	27,041
Road & Rail — 2.0%
Union Pacific Corp.	430	54,395
Total Industrials		349,746

See Notes to Financial Statements.

12	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

ClearBridge Dividend Strategy ESG ETF

Security	Shares	Value
Information Technology — 12.3%
IT Services — 4.0%
MasterCard Inc., Class A Shares	369	$55,523
Visa Inc., Class A Shares	471	53,030
Total IT Services		108,553
Semiconductors & Semiconductor Equipment — 3.6%
Intel Corp.	669	29,998
Texas Instruments Inc.	698	67,909
Total Semiconductors & Semiconductor Equipment		97,907
Software — 2.6%
Microsoft Corp.	858	72,218
Technology Hardware, Storage & Peripherals — 2.1%
Apple Inc.	339	58,257
Total Information Technology		336,935
Materials — 10.5%
Chemicals — 6.9%
DowDuPont Inc.	862	62,029
Ecolab Inc.	393	53,417
PPG Industries Inc.	500	58,425
Praxair Inc.	90	13,853
Total Chemicals		187,724
Containers & Packaging — 2.4%
International Paper Co.	1,184	67,026
Metals & Mining — 1.2%
Nucor Corp.	553	31,798
Total Materials		286,548
Real Estate — 5.2%
Equity Real Estate Investment Trusts (REITs) — 5.2%
American Tower Corp.	361	51,959
Healthcare Trust of America Inc., Class A Shares	1,056	32,303
Weyerhaeuser Co.	1,674	59,226
Total Real Estate		143,488
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
Verizon Communications Inc.	518	26,361
Utilities — 4.9%
Electric Utilities — 1.6%
NextEra Energy Inc.	286	45,199

See Notes to Financial Statements.

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	13

Schedule of investments (cont’d)

November 30, 2017

ClearBridge Dividend Strategy ESG ETF

Security		Shares	Value
Independent Power and Renewable Electricity Producers — 1.8%
Brookfield Renewable Partners LP		1,520	$50,114
Multi-Utilities — 1.5%
Sempra Energy		332	40,169
Total Utilities			135,482
Total Investments before Short-Term Investments (Cost — $2,374,630)			2,584,816

	Rate
Short-Term Investments — 5.4%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $148,269)	1.046%	148,269	148,269
Total Investments — 99.8% (Cost — $2,522,899)			2,733,085
Other Assets in Excess of Liabilities — 0.2%			6,225
Total Net Assets — 100.0%			$2,739,310

*	Non-income producing security.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

14	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

Statement of assets and liabilities

November 30, 2017

Assets:
Investments, at value (Cost — $2,522,899)	$2,733,085
Dividends and interest receivable	7,523
Total Assets	2,740,608

Liabilities:
Investment management fee payable	1,298
Total Liabilities	1,298
Total Net Assets	$2,739,310

Net Assets:
Par value (Note 5)	$1
Paid-in capital in excess of par value	2,511,602
Undistributed net investment income	7,134
Accumulated net realized gain on investments	10,387
Net unrealized appreciation on investments	210,186
Total Net Assets	$2,739,310

Shares Outstanding	100,000

Net Asset Value	$27.39

See Notes to Financial Statements.

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	15

Statement of operations

For the Period Ended November 30, 2017†

Investment Income:
Dividends and distributions	$33,495
Return of capital (Note 1 (e))	(1,729)
Net Dividends and Distributions	31,766
Interest	774
Less: Foreign taxes withheld	(112)
Total Investment Income	32,428

Expenses:
Investment management fee (Note 2)	8,062
Total Expenses	8,062
Net Investment Income	24,366

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	6,681
REIT distributions	1,574
Net Realized Gain	8,255
Change in Net Unrealized Appreciation (Depreciation) From Investments	210,186
Net Gain on Investments	218,441
Increase in Net Assets From Operations	$242,807

†	For the period May 22, 2017 (inception date) to November 30, 2017.

See Notes to Financial Statements.

16	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

Statement of changes in net assets

For the Period Ended November 30, 2017	2017†

Operations:
Net investment income	$24,366
Net realized gain	8,255
Change in net unrealized appreciation (depreciation)	210,186
Increase in Net Assets From Operations	242,807

Distributions to Shareholders From (Note 1):
Net investment income	(15,100)
Decrease in Net Assets From Distributions to Shareholders	(15,100)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (100,000 shares issued)	2,511,603
Increase in Net Assets From Fund Share Transactions	2,511,603
Increase in Net Assets	2,739,310

Net Assets:
Beginning of period	—
End of period*	$2,739,310
*Includes undistributed net investment income of:	$7,134

†	For the period May 22, 2017 (inception date) to November 30, 2017.

See Notes to Financial Statements.

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	17

Financial highlights

For a share of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
2017[1,2]

Net asset value, beginning of period	$25.12

Income from operations:
Net investment income	0.24
Net realized and unrealized gain	2.18
Total income from operations	2.42

Less distributions from:
Net investment income	(0.15)
Total distributions	(0.15)

Net asset value, end of period	$27.39
Total return, at NAV[3]	9.68%

Net assets, end of period (000s)	$2,739

Ratios to average net assets:
Gross expenses[4]	0.59%
Net expenses[4]	0.59
Net investment income[4]	1.78

Portfolio turnover rate[5]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 22, 2017 (inception date) to November 30, 2017.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

18	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Dividend Strategy ESG ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	19

Notes to financial statements (cont’d)

income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next

20	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$2,584,816	—	—	$2,584,816
Short-term investments†	148,269	—	—	148,269
Total investments	$2,733,085	—	—	$2,733,085

†	See Schedule of Investments for additional detailed categorizations.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	21

Notes to financial statements (cont’d)

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(2,132)	$2,132

(a)	Reclassifications are due to book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset

22	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.59% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays ClearBridge monthly 70% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of November 30, 2017, Legg Mason and its affiliates owned 88% of the Fund.

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	23

Notes to financial statements (cont’d)

3. Investments

During the period ended November 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$205,092
Sales	132,825

During the period ended November 30, 2017, in-kind transactions (see Note 5) were as follows:

Contributions	$2,295,836
Redemptions	—

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At November 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$2,520,800	$245,517	$(33,232)	$212,285

4. Derivative instruments and hedging activities

During the period ended November 30, 2017, the Fund did not invest in derivative instruments.

5. Fund share transactions

At November 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the Fund constitute a Creation Unit. Such transactions are made principally on an in-kind basis and, under some circumstances partially on a cash basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

24	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended November 30, was as follows:

2017
Distributions paid from:
Ordinary income	$15,100

As of November 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$13,848
Undistributed long-term capital gains — net	1,574
Total undistributed earnings	$15,422
Unrealized appreciation (depreciation)(a)	212,285
Total accumulated earnings (losses) — net	$227,707

(a)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of partnership investments.

7. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

ClearBridge Dividend Strategy ESG ETF 2017 Annual Report	25

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of the ClearBridge Dividend Strategy ESG ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ClearBridge Dividend Strategy ESG ETF (the “Fund”), a series of Legg Mason ETF Investment Trust, as of November 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period May 22, 2017 (commencement of operations) through November 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

January 17, 2018

26	ClearBridge Dividend Strategy ESG ETF 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Dividend Strategy ESG ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Dividend Strategy ESG ETF	27

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

28	ClearBridge Dividend Strategy ESG ETF

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Dividend Strategy ESG ETF	29

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

30	ClearBridge Dividend Strategy ESG ETF

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

ClearBridge Dividend Strategy ESG ETF	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

32	ClearBridge Dividend Strategy ESG ETF

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. During the Fund’s interim period from inception May 22, 2017 through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Fund’s financial statements for such period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s interim period from inception May 22, 2017 through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

ClearBridge Dividend Strategy ESG ETF	33

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended November 30, 2017:

Record date	6/28/2017	9/27/2017
Payable date	6/30/2017	9/29/2017
Ordinary income:
Qualified dividend income for individuals	94.43%	94.43%
Dividends qualifying for the dividends
received deduction for corporations	88.03%	88.03%

Please retain this information for your records.

34	ClearBridge Dividend Strategy ESG ETF

ClearBridge

Dividend Strategy ESG ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Dividend Strategy ESG ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

ClearBridge Dividend Strategy ESG ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Dividend Strategy ESG ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF425109 1/18 SR17-3243

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal period ending November 30, 2016 and November 30, 2017 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $0 in November 30, 2016 and $12,000 in November 30, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2016 and $0 in November 30, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in November 30, 2016 and $0 in November 30, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in November 30, 2016 and $0 in November 30, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason ETF Investment Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for November 30, 2016 and November 30, 2017; Tax Fees were 100% and 100% for November 30, 2016 and November 30, 2017; and Other Fees were 100% and 100% for November 30, 2016 and November 30, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 30, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 30, 2018